UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 27, 2005

THE DOW CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-3433	38-1285128
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2030 DOW CENTER, MIDLAND, MICHIGAN  48674
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  989-636-1000

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

                Item 8.01  Other Events.

The Dow Chemical Company issued a press release on October 27, 2005, announcing results for the third quarter of 2005.

Section 9 — Financial Statements and Exhibits

                Item 9.01  Financial Statements and Exhibits.

(c)            Exhibits.

99.1    Press release issued by The Dow Chemical Company on October 27, 2005, announcing results for the third quarter of 2005.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant

Date:	October 27, 2005

/s/ FRANK H. BROD
Frank H. Brod
Corporate Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by The Dow Chemical Company on October 27, 2005, announcing results for the third quarter of 2005.